Exhibit 99.1

PEPSICO CONFIRMS GUIDANCE

PURCHASE, NY(March 4, 2003) – PepsiCo today confirmed earlier statements that, for the full year 2003, it expects to grow volume and revenue in the mid-single digit range and earnings per share in the low double-digit range.

Cautionary Statement
This release contains statements concerning PepsiCo’s expectations for future performance. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from expectations.

###